UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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International Rectifier Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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M38439-P16465 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. INTERNATIONAL RECTIFIER CORPORATION *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on November 11, 2011. INTERNATIONAL RECTIFIER CORPORATION 101 N. SEPULVEDA BLVD. EL SEGUNDO, CA 90245-4382 Meeting Information Meeting Type: Annual For holders as of: September 16, 2011 Date: November 11, 2011 Time: 9:00 AM (California Time) Location: Belamar Hotel 3501 Sepulveda Boulevard Manhattan Beach, CA 90266 See the reverse side of this notice to obtain proxy materials and voting instructions.

M38440-P16465 How To Vote Please Choose One of the Following Voting Methods Vote In Person: To vote in person, you must attend the annual meeting. At the meeting, you will need to request a ballot to vote these shares. Please review the proxy materials for additional information regarding meeting attendance and voting in person. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. . XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 28, 2011 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Before You Vote How to Access the Proxy Materials NOTICE AND PROXY STATEMENT FORM 10-K Proxy Materials Available to VIEW or RECEIVE: . XXXX XXXX XXXX . XXXX XXXX XXXX

Voting Items M38441-P16465 The Board of Directors recommends that you vote FOR the following nominees: 01) Richard J. Dahl 02) Dwight W. Decker 03) Rochus E. Vogt 1. Election of Directors Nominees: The Board of Directors recommends that you vote FOR Proposals 2 and 3: The Board of Directors recommends that you vote for 1 YEAR for Proposal 4: The Board of Directors recommends that you vote FOR Proposal 5: 2. Proposal to approve the International Rectifier Corporation 2011 Performance Incentive Plan. 3. Proposal to approve, by non-binding vote, the compensation of the Company's named executive officers. 4. Proposal to recommend, by non-binding vote, the frequency of future advisory votes on the Company's executive compensation program. 5. Proposal to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for fiscal year 2012.

M38442-P16465